Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. section1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Certified Technologies Corporation (the "Company") on Form 10-Q for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chloe DiVita, Treasurer, Secretary and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



BY(Signature)                         /s/ Chloe DiVita
(Name and Title)                      Chloe DiVita,
                                      Treasurer, Secretary and Chief
                                      Financial Officer
(Date)                                February 13, 2008











                                  End of Filing